EXHIBIT 99

                                                       One Franklin Parkway
                                                       San Mateo, CA  94403-1906
[FRANKLIN TEMPLETON INVESTMENTS  LOGO]                 tel: 650/312.2000
                                                       franklintempleton.com
--------------------------------------------------------------------------------
Contact:       Franklin Resources, Inc.
               Investor Relations: Alan Weinfeld (650) 525-8900
               Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com
--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

     FRANKLIN RESOURCES, INC. ANNOUNCES FOURTH QUARTER AND YEAR-END RESULTS


     SAN MATEO, CA, OCTOBER 24, 2002 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $68.5 million, or $0.26 per share diluted (after a pre-tax, non-cash, non-operating charge of $60.1 million relating to an unrealized loss in the company's corporate investments, or $0.17 per share diluted after tax) on revenues of $608.3 million for the quarter ended September 30, 2002. As announced on October 17, the results prior to recording this charge were in line with analyst expectations for the fourth fiscal quarter. Net income was $125.7 million, or $0.48 per share diluted, on revenues of $666.1 million in the preceding quarter. In the comparable quarter a year ago, net income was $83.9 million, or $0.32 per share diluted, on revenues of $603.9 million. Operating income decreased 9% this quarter over the prior quarter and increased 50% over the same quarter in the prior year.

     Net income for the year ended September 30, 2002 was $432.7 million, or $1.65 per share diluted, on revenues of $2,518.5 million as compared to net income of $484.7 million, or $1.91 per share diluted, on revenues of $2,354.8 million a year ago. Operating income increased 14% as compared to the prior year. The increase was primarily due to a 7% increase in revenue resulting from higher average assets under management, partially offset by a 5% increase in operating expenses.

     As of September 30, 2002, assets under management by the company's subsidiaries were $247.8 billion, as compared to $270.4 billion last quarter and $246.4 billion at this time last year. Simple monthly average assets under management during the current quarter were $259.0 billion compared to $274.8 billion in the preceding quarter and $261.3 billion in the same quarter a year ago. Equity assets now comprise 48% of total assets under management as compared to 53% last quarter and 51% at September 30, 2001. Fixed-income assets now comprise 35% of total assets under management, as compared to 31% last quarter and 32% at the same time last year. As of September 30, 2002 hybrid assets account for 15% of total assets under management, and remained unchanged from last quarter and the comparable quarter a year ago. Sales and reinvested dividends exceeded redemptions ("net inflows") for the eighth consecutive quarter. Complex-wide net inflows were $3.1 billion for the current quarter compared to $5.6 billion for the prior quarter and $1.8 billion for the comparable quarter a year ago.

FISCAL FOURTH QUARTER 2002 HIGHLIGHTS



PERFORMANCE AND PRODUCTS [1],[2]
(See important footnotes in "Supplemental Information" section at the end of the release.)
* Franklin Templeton Investments is the fourth largest U.S. money manager for long-term, open-end mutual funds and the second largest manager within the non-proprietary distribution channel. [3]
* In July, PENSIONS & INVESTMENTS' special report on global/international money managers recognized Franklin Templeton as the largest manager of global accounts for U.S. institutional, tax-exempt clients as well as the fourth largest overseas manager of international/global accounts managed for U.S. institutional, tax-exempt clients. [4]
* Franklin Templeton Investments is the largest U.S. manager of tax-free municipal bond funds with over $50 billion in assets, and the third largest U.S. manager of taxable income funds with over $15 billion in assets. [5]
* The U.S. and foreign equity markets have continued to show volatility. Average annual total returns for the S&P 500 were negative over the most recent one-, three- and five-year periods ending September 30, 2002, posting -20.5%, -12.9% and -1.6%, respectively, and 9.0% for the past
     10-year period. Similarly, the average annual returns for the MSCI EAFE over the past one-, three-, five- and 10-year periods ended September 30, 2002 were -15.3%, -14.3%, -5.4%, and 3.3%, respectively. [6]
* All six Mutual Series funds were rated either 4 or 5 stars overall by MORNINGSTAR as of September 30, 2002 and ranked in the first quartile of their respective LIPPER peer groups for the applicable one-, three-, five- and 10-year periods ended September 30, 2002, although some funds experienced negative returns over the past year. Mutual fund returns have not been immune to recent market declines, with the LIPPER U.S. diversified equity fund average down -16.3%, -8.4% and -2.3% over the past one-, three- and five-year periods ended September 30, 2002. [7],[8],[9]
* Over 90% of Templeton equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended September 30, 2002, though shorter-term performance for some Templeton funds and the international markets overall was negative. The LIPPER world equity funds average posted declines of -9.3%, -10.8% and -5.5% over the past one-, three- and five-year periods ended September 30, 2002. [7],[10]
* Our flagship international and global funds, Templeton Foreign Fund and Templeton Growth Fund, ranked in the top 20% of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended September 30, 2002. In fact, both funds ranked in the top decile of their peer groups for the one- and three-year periods ended September 30, 2002. Templeton Foreign Fund and Templeton Growth Fund also outpaced their respective benchmark indices, the MSCI EAFE Index and MSCI World Index, for the same time periods, even though both funds have experienced negative performance over the past year. [7],[11]
* Launched two donor-advised funds - the Franklin Templeton Charitable Giving Fund for retail clients and the Fiduciary Trust Charitable Giving Fund for Fiduciary's high net worth clients.
* The Private Client Group added two new managed account portfolios to two major broker/dealer wrap programs.
* Held a portfolio manager panel in Canada attended by more than 2,000 financial advisors and investors.
*    Launched four new wrapped investment portfolios in Canada.
* Added C shares for 13 SICAV funds and a Euro-denominated share class of the European Fund for foreign investors.

GLOBAL BUSINESS DEVELOPMENTS
* Developed value-added literature and sales tools to support Corefolio(TM), a proprietary diversified equity investment strategy.
* Templeton Asset Management (India) Private Limited acquired Pioneer ITI AMC Limited ("Pioneer") in India making Franklin Templeton the largest non-Indian asset or mutual fund manager in India with $1.7 billion in assets under management.
* The Korea subsidiary reached $2 billion in assets under management, making it the fifth largest money manager in the country.
* Retirement Division formed to enhance the company's presence in this important market and further streamline operations.
*    Franklin  Templeton  Investments rose to 4th place, up from 7th in 2001, in the 2002  Financial  Advisor  Dalbar  survey  for  overall  opinion  of the company.
*    Franklin  Templeton   Investments'  financial  professional  Web  site  was
     recognized for the third consecutive year as a "Top 10 Web Site for Financial Professionals" in Kasina's annual industry study.


 FRANKLIN RESOURCES, INC.
 CONSOLIDATED INCOME STATEMENTS
 (Dollar amounts in thousands except assets    THREE MONTHS ENDED              YEAR ENDED
 under management and per share data)
                                                  September 30                September 30
                                            --------------------------------------------------------
                                              2002      2001      %       2002      2001        %
                                              ----      ----    Change    ----      ----     Change
                                                                ------                       ------
 OPERATING REVENUES
 Investment management fees                  $355,239 $358,738    (1)% $1,462,655 $1,407,202      4%
 Underwriting and distribution fees           189,853  186,192      2%    792,697    709,476     12%
 Shareholder servicing fees                    47,105   45,618      3%    191,302    199,525    (4)%
 Other, net                                    16,110   13,335     21%     71,878     38,640     86%
                                            --------------------------------------------------------
 TOTAL OPERATING REVENUES                     608,307  603,883      1%  2,518,532  2,354,843      7%
                                            --------------------------------------------------------

 OPERATING EXPENSES
 Underwriting and distribution                175,054  166,073      5%    716,234    636,868     12%
 Compensation and benefits                    157,627  165,705    (5)%    645,104    615,281      5%
 Information systems, technology and
    occupancy                                  70,797   76,191    (7)%    294,161    263,297     12%
 Advertising and promotion                     25,703   32,388   (21)%    106,877    106,261      1%
 Amortization of deferred sales commissions    16,141   16,801    (4)%     67,608     68,977    (2)%
 Amortization of intangible assets              4,236   19,902   (79)%     17,107     56,590   (70)%
 Other                                         17,983   25,326   (29)%     85,939     87,925    (2)%
 September 11, 2001, net                            -    7,649  (100)%          -      7,649       -
                                            --------------------------------------------------------
 TOTAL OPERATING EXPENSES                     467,541  510,035    (8)%  1,933,030  1,842,848      5%
                                            --------------------------------------------------------

 OPERATING INCOME                             140,766   93,848     50%    585,502    511,995     14%
                                            --------------------------------------------------------

 OTHER INCOME (EXPENSE)
 Other-than-temporary decline in investments
 value                                       (60,068)        -    100%   (60,068)          -    100%
 Investment and other income                   14,015   19,643   (29)%     65,143    136,351   (52)%
 Interest expense                             (3,168)  (3,138)      1%   (12,302)   (10,556)     17%
                                            --------------------------------------------------------
 OTHER INCOME (EXPENSE), NET                 (49,221)   16,505     N/A    (7,227)    125,795     N/A
                                            --------------------------------------------------------
 Income before taxes on income                 91,545  110,353   (17)%    578,275    637,790    (9)%
 Taxes on income                               23,027   26,484   (13)%    145,552    153,069    (5)%
                                            --------------------------------------------------------
 NET INCOME                                   $68,518  $83,869   (18)%   $432,723   $484,721   (11)%
                                            ========================================================

 EARNINGS PER SHARE
      Basic                                     $0.26    $0.32   (19)%      $1.66      $1.92   (14)%
      Diluted                                   $0.26    $0.32   (19)%      $1.65      $1.91   (14)%
 DIVIDENDS PER SHARE                           $0.070   $0.065      8%      $0.28      $0.26      8%
 AVERAGE SHARES OUTSTANDING (in thousands)
      Basic                                   260,444  261,639       -    261,239    252,628      3%
      Diluted                                 261,497  263,005    (1%)    262,054    253,663      3%
 EBITDA MARGIN [1]                                30%      26%                30%        33%
 OPERATING MARGIN [2]                             23%      16%                23%        22%
 ASSETS UNDER MANAGEMENT (in millions)
 Beginning of period                         $270,433 $267,928      1%    246,385   $229,923      7%
        Sales                                  16,083   14,766      9%     72,371     58,491     24%
        Reinvested dividends                      628      583      8%      4,843      8,981   (46)%
        Redemptions                          (13,562) (13,564)       -   (57,492)   (58,589)    (2)%
        Acquisitions                              779        -    100%        779     45,838   (98)%
        Depreciation                         (26,601) (23,328)     14%   (19,126)   (38,259)   (50)%
 END OF PERIOD                               $247,760 $246,385      1%   $247,760   $246,385      1%
 SIMPLE MONTHLY AVERAGE FOR PERIOD           $258,993 $261,314    (1)%   $263,178   $243,404      8%

[1] EBITDA Margin: Earnings before interest, taxes on income, depreciation and the amortization of intangibles divided by total revenues. The effect of the September 2002 $60.1 million other-than-temporary decline in investments value is excluded from EBITDA.
[2] Operating Margin: Operating income divided by total operating revenues.



FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
per share data)                                                 THREE MONTHS ENDED
                                           30-SEP-02 30-JUN-02       %  31-MAR-02   31-DEC-01   30-SEP-01
                                           --------- ---------  CHANGE  ---------   ---------   ---------
                                                                ------
OPERATING REVENUES
Investment management fees                  $355,239  $384,840    (8)%   $365,778    $356,798    $358,738
Underwriting and distribution fees           189,853   213,300   (11)%    197,537     192,007     186,192
Shareholder servicing fees                    47,105    48,832    (4)%     48,024      47,341      45,618
Other, net                                    16,110    19,078   (16)%     14,629      22,061      13,335
                                          ----------------------------------------------------------------
TOTAL OPERATING REVENUES                     608,307   666,050    (9)%    625,968     618,207     603,883
                                          ----------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution                175,054   191,586    (9)%    177,327     172,267     166,073
Compensation and benefits                    157,627   167,570    (6)%    159,764     160,143     165,705
Information systems, technology and
     occupancy                                70,797    75,573    (6)%     73,197      74,594      76,191
Advertising and promotion                     25,703    29,268   (12)%     25,481      26,425      32,388
Amortization of deferred sales commissions    16,141    17,677    (9)%     17,047      16,743      16,801
Amortization of intangible assets              4,236     4,238       -      4,258       4,375      19,902
Other                                         17,983    26,286   (32)%     20,875      20,795      25,326
September 11, 2001 expense, net                    -         -       -          -           -       7,649
                                          ----------------------------------------------------------------
TOTAL OPERATING EXPENSES                     467,541   512,198    (9)%    477,949     475,342     510,035
                                          ----------------------------------------------------------------
OPERATING INCOME                             140,766   153,852    (9)%    148,019     142,865      93,848
                                          ----------------------------------------------------------------

OTHER INCOME (EXPENSE)
Other-than-temporary decline in investments
value                                       (60,068)         -    100%          -           -           -
Investment and other income                   14,015    18,017   (22)%     14,782      18,329      19,643
Interest expense                             (3,168)   (3,158)       -    (2,808)     (3,168)     (3,138)
                                          ----------------------------------------------------------------
OTHER INCOME (EXPENSE), NET                 (49,221)    14,859     N/A     11,974      15,161      16,505
                                          ----------------------------------------------------------------

Income before taxes on income                 91,545   168,711   (46)%    159,993     158,026     110,353
Taxes on income                               23,027    43,021   (46)%     39,997      39,507      26,484
                                          ----------------------------------------------------------------
NET INCOME                                   $68,518  $125,690   (45)%   $119,996    $118,519     $83,869
                                          ================================================================

EARNINGS PER SHARE
     Basic                                     $0.26     $0.48   (46)%      $0.46       $0.45       $0.32
     Diluted                                   $0.26     $0.48   (46)%      $0.46       $0.45       $0.32

DIVIDENDS PER SHARE                           $0.070    $0.070       -     $0.070      $0.070      $0.065

AVERAGE SHARES OUTSTANDING (in
thousands)
     Basic                                   260,444   261,952    (1)%    261,596     260,981     261,639
     Diluted                                 261,497   263,087    (1)%    262,111     261,636     263,005

EBITDA MARGIN [1]                                30%       30%                30%         30%         26%
OPERATING MARGIN [2]                             23%       23%                24%         23%         16%

EMPLOYEES                                      6,711     6,457      4%      6,444       6,603       6,868
BILLABLE SHAREHOLDER ACCOUNTS (in millions)      9.6       9.7    (1)%        9.5         8.9         8.4


[1] EBITDA Margin: Earnings before interest, taxes on income, depreciation and the amortization of intangibles divided by total revenues. The effect of the September 2002 $60.1 million other-than-temporary decline in investments value is excluded from EBITDA.
[2] Operating Margin: Operating income divided by total operating revenues.



FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)
                                                           PRELIMINARY
                                                             SEPTEMBER     SEPTEMBER
                                                              30, 2002      30, 2001
                                                              --------     ---------
ASSETS
Current assets                                              $2,325,496    $1,930,276
Banking/ Finance assets                                      1,091,223     1,229,244
Other assets                                                 3,008,707     3,106,130
-------------------------------------------------------------------------------------
TOTAL ASSETS                                                $6,425,426    $6,265,650
-------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                           $459,631      $457,433
Banking/ Finance liabilities                                   883,936     1,070,661
Other liabilities                                              815,965       759,660
-------------------------------------------------------------------------------------
Total liabilities                                            2,159,532     2,287,754
Total stockholders' equity                                   4,265,894     3,977,896
-------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $6,425,426    $6,265,650
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      258,555       260,798
-------------------------------------------------------------------------------------




ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                             30-SEP-02    30-JUN-02   31-MAR-02   31-DEC-01   30-SEP-01
                                        -------------------------------------------------------------
      EQUITY
                   Global/international       $76.5        $93.6       $93.9       $89.4       $80.2
                   Domestic (U.S.)             41.4         48.5        53.2        51.7        44.5
                                        -------------------------------------------------------------
                   Total equity               117.9        142.1       147.1       141.1       124.7
                                        -------------------------------------------------------------

      HYBRID                                   36.6         39.6        40.8        38.6        36.1

      FIXED-INCOME
                   Tax-free                    52.8         50.2        48.7        48.3        48.4
                   Taxable:
                      Domestic (U.S.)          26.1         24.7        24.6        25.1        24.4
                   Global/international         8.6          8.4         7.7         7.4         7.2
                                        -------------------------------------------------------------
                   Total fixed-income          87.5         83.3        81.0        80.8        80.0
                                        -------------------------------------------------------------

      MONEY                                     5.8          5.4         5.6         5.8         5.6

                                        -------------------------------------------------------------
TOTAL ENDING ASSETS                          $247.8       $270.4      $274.5      $266.3      $246.4
                                        -------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                $259.0       $274.8      $267.9      $256.4      $261.3
                                        =============================================================


ASSETS UNDER MANAGEMENT & FLOWS
(in billions)                                                THREE MONTHS ENDED
                                         30-SEP-02   30-JUN-02    % CHANGE    30-SEP-01   % CHANGE
BEGINNING ASSETS UNDER MANAGEMENT            $270.4      $274.5         (1)%      $267.9          1%
     U.S. RETAIL ASSETS
       Beginning assets                      $169.9      $172.8         (2)%      $170.8        (1)%
       ---------------------------------------------------------------------------------------------
       Sales                                    9.5        11.4        (17)%         9.5           -
       Reinvested dividends                     0.6         1.1        (45)%         0.6           -
       Redemptions                            (8.5)       (8.8)         (3)%       (9.2)        (8)%
       Acquisitions                               -           -            -           -           -
       Depreciation                          (13.8)       (6.6)         109%      (13.6)        (1)%
       ---------------------------------------------------------------------------------------------
       Ending assets                          157.7       169.9         (7)%       158.1           -
       ---------------------------------------------------------------------------------------------

     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
       Beginning assets                      $100.5      $101.7         (1)%       $97.1          4%
       ---------------------------------------------------------------------------------------------
       Sales                                    6.6         7.2         (8)%         5.3         25%
       Reinvested dividends                       -           -            -           -           -
       Redemptions                            (5.0)       (5.3)         (6)%       (4.4)         14%
       Acquisitions                             0.8           -            -           -           -
       Depreciation                          (12.8)       (3.1)         313%       (9.7)         32%
       ---------------------------------------------------------------------------------------------
       Ending assets                           90.1       100.5        (10)%        88.3          2%
       ---------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $247.8      $270.4         (8)%      $246.4          1%

TOTAL ASSETS UNDER MANAGEMENT
         BEGINNING ASSETS                    $270.4      $274.5         (1)%      $267.9          1%
         --------------------------------------------------------------------------------------------
         Sales                                 16.1        18.6        (13)%        14.8          9%
         Reinvested dividends                   0.6         1.1        (45)%         0.6           -
         Redemptions                         (13.5)      (14.1)         (4)%      (13.6)        (1)%
         Acquisitions                           0.8           -         100%           -        100%
         Depreciation                        (26.6)       (9.7)         174%      (23.3)         14%
         --------------------------------------------------------------------------------------------
         ENDING ASSETS                       $247.8      $270.4         (8)%      $246.4          1%
         --------------------------------------------------------------------------------------------
Note: Institutional assets totaling approximately $14.7 billion are invested in U.S. Retail fund and annuity  products and are disclosed in U.S. Retail assets in the above table. Total institutional and high net-worth assets at September 30, 2002 were approximately $81.4 billion, of which high net-worth assets comprised $9.6 billion.



ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE
(in billions)
                                                                     THREE MONTHS ENDED
                                                               30-SEP-02   30-JUN-02   30-SEP-01
GLOBAL/INTERNATIONAL EQUITY
       Beginning assets                                            $93.6       $93.9       $93.4
       ------------------------------------------------------------------------------------------
       Sales                                                         4.6         7.0         4.4
       Reinvested dividends                                            -         0.1           -
       Redemptions                                                 (3.9)       (4.7)       (4.5)
       Acquisitions                                                  0.2           -           -
       Depreciation                                               (18.0)       (2.7)      (13.1)
       ------------------------------------------------------------------------------------------
       Ending assets                                                76.5        93.6        80.2
       ------------------------------------------------------------------------------------------

DOMESTIC (U.S.) EQUITY
       Beginning assets                                             48.5        53.2        53.3
       ------------------------------------------------------------------------------------------
       Sales                                                         3.0         3.6         2.7
       Reinvested dividends                                            -         0.3           -
       Redemptions                                                 (2.7)       (2.6)       (2.6)
       Acquisitions                                                    -           -           -
       Depreciation                                                (7.4)       (6.0)       (8.9)
       ------------------------------------------------------------------------------------------
       Ending assets                                                41.4        48.5        44.5
       ------------------------------------------------------------------------------------------

HYBRID
       Beginning assets                                             39.6        40.8        38.3
       ------------------------------------------------------------------------------------------
       Sales                                                         1.0         1.2         0.6
       Reinvested dividends                                          0.1         0.2         0.1
       Redemptions                                                 (0.7)       (0.6)       (0.7)
       Acquisitions                                                    -           -           -
       Depreciation                                                (3.4)       (2.0)       (2.2)
       ------------------------------------------------------------------------------------------
       Ending assets                                                36.6        39.6        36.1
       ------------------------------------------------------------------------------------------

TAX-FREE INCOME
       Beginning assets                                             50.2        48.7        46.9
       ------------------------------------------------------------------------------------------
       Sales                                                         1.9         1.8         1.6
       Reinvested dividends                                          0.3         0.3         0.3
       Redemptions                                                 (1.1)       (1.4)       (1.1)
       Acquisitions                                                    -           -           -
       Appreciation                                                  1.5         0.8         0.7
       ------------------------------------------------------------------------------------------
       Ending assets                                                52.8        50.2        48.4
       ------------------------------------------------------------------------------------------

TAXABLE FIXED-INCOME
       Beginning assets                                             33.1        32.3        30.6
       ------------------------------------------------------------------------------------------
       Sales                                                         3.3         2.7         2.5
       Reinvested dividends                                          0.2         0.2         0.1
       Redemptions                                                 (2.7)       (2.3)       (1.9)
       Acquisitions                                                  0.3           -           -
       Appreciation                                                  0.5         0.2         0.3
       ------------------------------------------------------------------------------------------
       Ending assets                                                34.7        33.1        31.6
       ------------------------------------------------------------------------------------------

MONEY
       Beginning assets                                              5.4         5.6         5.4
       ------------------------------------------------------------------------------------------
       Sales                                                         2.3         2.3         3.0
       Reinvested dividends                                            -           -         0.1
       Redemptions                                                 (2.4)       (2.5)       (2.8)
       Acquisitions                                                  0.3           -           -
       Appreciation/(depreciation)                                   0.2           -       (0.1)
       ------------------------------------------------------------------------------------------
       Ending assets                                                 5.8         5.4         5.6
       ------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                    $247.8      $270.4      $246.4


CONFERENCE CALL INFORMATION

     As previously announced, members of the investment community and general public are invited to listen to the earnings conference call TODAY, THURSDAY, OCTOBER 24, 2002 AT 1:30 P.M. PACIFIC TIME. Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (800) 553-0351 in the U.S. or (612) 288-0337 internationally.
     A replay of the call will be archived on franklintempleton.com through October 31, 2002. The replay can also be accessed by calling (800) 475-6701 in the U.S. or (320) 365-3844 internationally using access code #655287, after 5:00 p.m. Pacific Time on October 24 through 11:59 p.m. Pacific Time on October 31.
     Questions regarding the teleconference call should be directed to Franklin Resources, Inc. Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-3395.

     Franklin Templeton Investments provides global and domestic investment management services through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 50 years of investment experience. For more information, please visit franklintempleton.com or call 1-800/DIAL BEN(R).


SUPPLEMENTAL INFORMATION

     1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. For more information on any U.S. Franklin Templeton fund, investors should request a prospectus containing more complete information, including sales charges, expenses and risks, from securities dealers or by calling Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN(R)(1-800/342-5236). Investors should read the prospectus carefully before investing or sending money. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
     2. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR ratings are based on Class A shares. Lipper rankings are based on Class A shares, with the exception of those for Mutual Series, which are based on Class Z shares, which are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. All asset data is based on 8/31/02 figures unless otherwise noted. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary. Investment return and principal value will fluctuate with market conditions and an investor may experience a gain or loss when they sell their shares.
     3. Based on U.S. long-term, open-end mutual funds. Non-proprietary distribution channel as defined by Investment Company Institute, which includes funds that are distributed by external financial professionals. Source: Strategic Insight Mutual Fund Research & Consulting, LLC. Data as of 8/31/02, which is most recent available information at time of this release.
     4. Source: "Special Report: Global/International Money Managers." PENSIONS & INVESTMENTS (July 8, 2002). Designations based on assets under management as of 3/31/02.
     5. Based on long-term, open-end mutual funds. Source: Strategic Insight Mutual Fund Research & Consulting, LLC. Designations based on asset data as of 8/31/02, which is the most recent available information at time of this release.
     6.   Source: STANDARD AND POOR'S MICROPAL, 9/30/02.
     7. LIPPER calculates averages by taking all the funds in a peer group and averaging their total returns for the periods indicated. Lipper tracks 129 peer groups of U.S. retail mutual funds, and the groups vary in size from 6 to 964. LIPPER total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
     8. Source: LIPPER(R)Inc., 9/30/02. 6 out of 6 eligible Mutual Series equity funds ranked in the first Lipper quartile for the one-year period, 6 of 6 for the three-year period, 6 of 6 for the five-year period and 3 of 3 for the 10-year period for their respective LIPPER peer groups.
     9. Source: MORNINGSTAR(C)9/30/02. For each fund with at least a three-year history, MORNINGSTAR calculates a MORNINGSTAR Rating(TM)based on a MORNINGSTAR Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall MORNINGSTAR Rating for a fund is derived from a weighted-average of the performance figures associated with its 3-, 5- and 10-year (if applicable) MORNINGSTAR Rating metrics. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR Rating is for the A share class only; other classes may have different performance characteristics. The following funds were rated against 188; 128; and 46 mid-cap value funds for the respective 3-, 5- and 10-year periods ended 9/30/02, as applicable. For the 3-, 5- and 10-year periods ended 9/30/02, the MORNINGSTAR ratings were: Mutual Beacon 3,4,N/A; Mutual Qualified 3, 4, N/A; Mutual Shares 3, 4, N/A. The following fund was rated against 242; 168; and 36 world stock funds for the respective 3-, 5- and 10-year periods ended 9/30/02, as applicable. For the 3-, 5- and 10-year periods ended 9/30/02, the MORNINGSTAR ratings were: Mutual Discovery 5, 5, N/A. The following fund was rated against 124; 59; and 18 Europe stock funds for the respective 3-, 5- and 10-year periods ended 9/30/02, as applicable. For the 3-, 5- and 10-year periods ended 9/30/02, the MORNINGSTAR ratings were: Mutual European 5, 5, N/A. The following fund was rated against 72; 42; and 15 specialty-financial funds for the respective 3-, 5- and 10-year periods ended 9/30/02, as applicable. For the 3-, 5- and 10-year periods ended 9/30/02, the MORNINGSTAR ratings were: Mutual Financial Services 4, 5, N/A.
     10. Source: LIPPER(R)Inc., 9/30/02. 9 out of 12 eligible Templeton equity funds ranked in the top two LIPPER quartiles for the one-year period, 8 of 11 for the three-year period, 4 of 11 for the five-year period and 6 of 9 for the 10-year period for their respective LIPPER peer groups.
     11. Templeton Growth Fund Class A ranked 27 in a universe of 311 funds in LIPPER's "Global Funds" group for the one-year period, 14 of 204 for the three-year period, 23 of 135 for the five-year period and 5 of 26 for the 10-year period. Templeton Foreign Fund Class A ranked 50 in a universe of 816 funds in LIPPER'S "International Funds" group for the one-year period, 27 of 577 for the three-year period, 50 of 404 for the five-year period and 12 of 84 for the 10-year period. Source for MSCI returns: STANDARD & POOR'S MICROPAL.

FORWARD-LOOKING STATEMENTS

     Statements in this press release regarding Franklin Resources, Inc.'s business which are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These risks, uncertainties and other important factors are described in more detail in the "Risk Factors" section in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2001.

     * Continuing volatility in the equity markets have caused the levels of our assets under management to fluctuate significantly.
     * Continued weak market conditions may lower our assets under management and reduce our revenues and income.
     *    We  face  strong   competition  from  numerous  and  sometimes  larger
          companies.
     * Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
     * Previously announced revenue and cost synergies from the acquisition of Fiduciary Trust Company International may not be fully realized and may take longer to realize than originally anticipated.
     * For the next several years, insurance costs are likely to increase materially and we may not be able to obtain the same types or amounts of coverage.
     * Our insurance policies may not cover all losses for property damage, extra expenses and business interruptions arising out of the destruction of our offices at the World Trade Center in the terrorist attacks on September 11, 2001.
     * The ongoing threat of terrorism may adversely affect the general economy, financial and capital markets and our business.

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